EXHIBIT 99.1
[LOGO HERE]

      DHB
INDUSTRIES INC.


                    NEWS FROM DHB INDUSTRIES INC.
                    2102 SW 2nd Street Pompano Beach, FL 33069
                    Tel: 954-630-0900  www.dhbindustries.com


                            COMPANY CONTACT: Investor Relations/Public Relations
                                             Glenn Wiener, GW Communications
                                             212-786-6013
                                             ir@dhbt.com or pr@dhbt.com



                    DHB INDUSTRIES INC WITHDRAWS RELIANCE ON
                     ITS 2003 AND 2004 FINANCIAL STATEMENTS


         POMPANO BEACH, FLORIDA, AUGUST 18, 2006 - DHB Industries Inc. (OTC Pink
Sheets: DHBT.PK), a leader in the field of protective body armor, announced today that on August 17, 2006, the Executive Committee of the Board of Directors of the Company concluded that the Company's previously issued consolidated financial statements for the fiscal years ended December 31, 2004 and December 31, 2003, and the related financial information for those periods and interim periods, should no longer be relied upon. The conclusion followed a recommendation of the Company's recently appointed financial management, supplied by AlixPartners, LLC, and a review of the pertinent facts.

         The Company continues to conduct an analysis of its historical information and records. Several professionals and advisors employed or retained by the Company have highlighted discrepancies with respect to the reasonableness of estimates and the accuracy of reported inventory, gross profit, and income levels in fiscal years 2003 and 2004. Further, the Company's management has concluded that at this time there is insufficient information in the Company's records to permit making a determination of the magnitude of the inaccuracies or the cumulative effect that any potential inaccuracies may have on the inventory, gross profit and net income values reported by the Company for these prior periods. The subsequent analysis could result in a restatement of the Company's financial statements for the fiscal years ended December 31, 2004 and 2003.

         In addition, in making its determination with regard to historical financial statements, the Executive Committee considered the conclusions of the Company's financial management that (i) the Company's existing internal controls over financial reporting do not provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and (ii) the lack of historical records and the lack of documentation providing evidence of prior controls limits the Company's ability to substantiate the financial reports produced during the fiscal years 2003 and 2004.

         The Company continues its efforts to strengthen and enhance its internal control system and position itself to complete its financial statements and financial statement analysis. The Company is unable to predict at this time when it will be in the position to file all required current and historical financial statements with the Securities and Exchange Commission.

         Management has discussed the matters disclosed in this press release with Rachlin Cohen & Holtz LLP, the Company's independent registered public accounting firm, and has notified Weiser LLP, the Company's former independent registered public accounting firm, with regard to these matters.

                                     -MORE-

ABOUT DHB INDUSTRIES

DHB Industries, Inc.'s Armor Group is in the protective body armor industry. The Company's highly recognized subsidiaries, Point Blank Body Armor, Inc. (www.pointblankarmor.com) and Protective Apparel Corporation of America (PACA) (www.pacabodyarmor.com), are focused on the design, manufacture, and distribution of bullet resistant and protective body armor for military, law enforcement, and corrections in the U.S. and worldwide. DHB Sports Group, consisting of Company subsidiary NDL Products, Inc. (www.ndlproducts.com), produces and markets a comprehensive line of athletic supports and braces which are merchandised through national superstore chains as well as through private label distributors.

The Company maintains facilities in Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Washington, DC. To learn more about DHB Industries, Inc., visit the website at (www.dhbindustries.com).

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES,
CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) EXPECTATIONS AS TO THE TIMING OF THE FILING OF THE REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 AND THE QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIODS ENDED MARCH 31, 2006 AND JUNE 30, 2006, (2) ANY LISTING REQUIREMENTS WHICH MAY BE PRESCRIBED OR ANY DETERMINATION WHICH MAY BE MADE BY THE AMERICAN STOCK EXCHANGE, (3) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (4) ADDITIONAL FINANCING REQUIREMENTS, (5) DEVELOPMENT OF NEW PRODUCTS, (6) GOVERNMENT APPROVAL PROCESSES, INCLUDING APPROVAL OF THE SETTLEMENT BY THE COURT, (7) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (8) TECHNOLOGICAL CHANGES, (9) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS, (10) THE OUTCOME AND IMPACT OF LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, AND (11) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO
OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.

                                    - #### -